UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-1901

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 4, 2004, Specialty Minerals Inc., a wholly owned subsidiary of Minerals Technologies Inc., issued a press release concerning the dedication of a new merchant facility in Walsum, Germany, for the production of precipitated calcium carbonate for use in paper coating. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits
99.1 Press Release dated October 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ S. Garrett Gray

Name: S. Garrett Gray
Date: October 6, 2004		Title: Secretary

MINERALS TECHNOLOGIES INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release dated October 4, 2004